UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2011

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Aftermarket Enterprises, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Nevada	333-141676	20-5354797
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2821 McGaw,Irvine, CA 92614
(Address of Principal Executive Offices) (Zip Code)

(949) 250-7340
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement

On July 29, 2011, Aftermarket Enterprises, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AllDigital Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Subsidiary”) and AllDigital, Inc., a California corporation (“AllDigital”). Founded in August 2009, AllDigital has developed a digital service platform branded as Media i/o. AllDigital's Media i/o provides a centralized data storage and application processing platform that provides control and security over digital media assets (such as video, applications, and cloud-based processes).

Pursuant to the Merger Agreement, Merger Subsidiary was merged with and into AllDigital, with AllDigital surviving as a wholly-owned subsidiary of the Company (the “Merger”). In the Merger, the 30,000,000 outstanding shares of common stock of AllDigital were converted into shares of Company common stock (“Common Stock” ) at a ratio of 0.60 shares of Common Stock per one share of AllDigital stock (the “Conversion Ratio”), for a total of 18,000,000 shares of Common Stock issued in the Merger.

At the effective time of the Merger, each option outstanding under the AllDigital 2011 Stock Incentive Plan (the “Incentive Plan”) was converted into an option to purchase Common Stock, provided that the number of shares issuable and exercise price were adjusted consistent with the Conversion Ratio. The Company also assumed all rights and obligations of AllDigital under the Incentive Plan, pursuant to which the Company is authorized to grant options, stock grants, performance based awards and other incentive awards with respect to up to 4,500,000 shares of Common Stock. As of the date hereof, options to purchase 2,875,000 shares of Common Stock have been granted.

The foregoing summary of the Merger Agreement, the Stock Incentive Plan and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, reference to the underlying agreements, copies of which are filed as Exhibit 2.1 and 4.2 hereto. The Company intends to amend this Form 8-K to provide certain financial information required by Item 9.01 of Form 8-K and certain management and business information on AllDigital.

The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. The Merger Agreement is not, however, intended to provide any other factual information about the Company or AllDigital. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations and exceptions agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not, and under the terms of the Merger Agreement are not entitled to, rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or AllDigital or any of their respective subsidiaries or affiliates.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such Merger Agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The information in Item 3.02 below is incorporated by reference.

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Item 2.01 Completion of Acquisition or Disposition of Assets

The information in Item 1.01 above is incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities

Information on Securities Sold. On July 29, 2011, the Company closed a private placement of an aggregate of 4,230,932 shares of Common Stock and warrants to purchase 2,115,464 shares of Common Stock. The shares and warrants were issued in units at the price of $0.50 per unit, with each unit consisting of (i) two shares of Common Stock and (ii) a warrant to purchase one share of Common Stock at an exercise price of $0.50 per share during a three year term (subject to a call option if certain market price targets are reached). The shares of Common Stock and the warrants were issued separately. A form of the warrant is filed as Exhibit 4.1 hereto.

Exemption from Registration Claimed. The units (including the shares of Common Stock and warrants comprising the units) were offered and sold in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, based upon the following: (a) each investor confirmed that it was an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and/or had such background education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Units; (b) there was no public offering or general solicitation with respect to the offering; (c) each investor was provided with certain disclosure materials and all other information requested with respect to the Company; (d) each investor acknowledged that the securities being purchased were “restricted securities” for purposes of the Securities Act and agreed to transfer the underlying securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; (e) a Form D is being filed with the SEC; and (f) a restrictive legend is being placed on the certificates representing the shares of Common Stock and warrants.

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 above and Item 3.02 above is incorporated by reference. Prior to the Merger, all of the outstanding shares of AllDigital, Inc. was owned by three persons. Following the Merger, and the offering, the three former owners of AllDigital (together with the other executive officer of AllDigital) collectively own approximately 74% of the 25,307,928 shares of Common Stock outstanding. The names, post-Merger positions and percentage ownership of Common Stock of such persons as of the date hereof are as follows:

Title of Class	Name of Officer or Director and 5% Shareholder	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (1) (2)
Common	Paul Summers (Chairman and Chief Executive Officer)	6,321,042(3)	24.87%
Common	Stephen Smith (Director and Vice President of Network Services)	6,320,877(4)	24.87%
Common	Timothy Napoleon (Director and Vice President of Media Services)	6,000,000	23.71%
Common	John Walpuck (Chief Financial Officer and Chief Operating Officer)	660,000(5)	2.56%
Totals		19,301,919	74.26%

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(1)     Based on 25,307,928 shares of Common Stock outstanding as of August 1, 2011. Includes all shares of Common Stock issuable pursuant to the exercise of options and warrants that are exercisable on or before October 1, 2011 and held by such person.

(2)     Based on 25,307,928 shares of Common Stock outstanding as of August 1, 2011. Includes all shares of Common Stock issuable pursuant to the exercise of options and warrants that are exercisable on or before October 1, 2011 and held by such person in the numerator and denominator. Does not include shares issuable pursuant to options and warrants that are held by other persons or groups.

(3)     All such shares held of record by Paul and Kristen Summers Family Trust, Dated April 22, 2002. Mr. and Mrs. Summers have authority to vote and dispose of such shares. Includes warrants to purchase 107,014 shares of Common Stock.

(4)     All such shares held of record by Stephen James Smith Trust Dated October 24, 2002. Mr. Smith has the authority to vote and dispose of such shares. Includes Warrants to purchase 106,959 shares of Common Stock.

(5)     Includes warrants to purchase 95,000 shares of Common Stock and option to purchase 375,000 shares of Common Stock vesting on or before October 1, 2011.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officer and Director. As a condition to closing of the Merger, on July 29, 2011, Adam Anthony, formerly the sole officer and director of the Company, resigned.

Appointment of Officers and Directors. As a condition to closing of the Merger, on July 29, 2011, the following persons were appointed to the following officer and director positions with the Company:

Name	Age	Position
Paul Summers	45	Chairman of the Board and Chief Executive Officer
Tim Napoleon	36	Vice President of Media Services and Director
Steve Smith	43	Vice President of Network Services and Director
John Walpuck	49	Chief Operating and Chief Financial Officer
Bradley Wilhite	46	Director

The appointment of such persons to such positions was required as a condition to closing of the Merger. No agreements with respect to the election of directors or officers survive the closing of the Merger, and there is no agreement among such persons with respect to the voting of their shares.

Certain Information re New Officers and Directors. Set forth below is certain biographical information regarding each of the newly appointed officers and directors of the Company.

Paul Summers is a co-founder of AllDigital, and has served as the Chief Executive Officer and Chairman of the Board of AllDigital since its inception in August 2009. Prior to AllDigital, Mr. Summers was a co-founder of VitalStream Holdings, Inc. where he served as President and CEO from 2000 to 2004. Prior to VitalStream, Mr. Summers founded AnaServe, Inc., in 1995. Anaserve was a privately held Web hosting company that sold to Concentric Network Corporation in 1998. During the periods from 1998 – 2000 and 2004 – 2009, Mr. Summers was self-employed, managing his investments. He has over 20 years of executive management and digital media services experience. He is an alumnus of the University of Southern California where he earned a Bachelor of Science degree.

Timothy Napoleon is a co-founder of AllDigital, and has served as the President of Media Services and a Director of AllDigital since its inception in August 2009. Prior to AllDigital, Mr. Napoleon was the Chief Strategist, Media and Entertainment, for Akamai Technologies, Inc. (NYSE: AKAM), where he worked from 2005 until August 2009. Prior to Akamai, Mr. Napoleon was the Vice President of Business Development at VitalStream Holdings, Inc., where he worked from 2000 to 2005. Mr. Napoleon’s career background thus far has been as a digital media product architect, as well as a marketing and business development executive in the online media and entertainment industries for the past 10 years. Mr. Napoleon received his MBA from the University of Southern California’s Marshall School of Business after earning a BA in Communications from the California State University at Fullerton.

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Steve Smith is a co-founder of AllDigital, and has served as the President of Network Services and a Director of AllDigital since September 2009. Mr. Smith has over 25 years of highly specialized experience in a wide variety of storage technologies, hosting applications and digital media services delivery technologies. Prior to AllDigital, Mr. Smith was the Founder and President of HCI, which provided specialized technical and security-intensive management services for a variety of Internet-based companies. HCI was founded in October 2006. AllDigital acquired HCI in September 2009. Prior to HCI, Mr. Smith served as the CTO of VitalStream Holdings, Inc.'s integrated content services business unit, where he worked from 2000 through October 2006.

John Walpuck began serving as a consultant to AllDigital in July 2010, and was appointed the Chief Operating Officer and Chief Financial Officer of AllDigital in December 2010. Mr. Walpuck brings over 23 years of experience in finance and general management to AllDigital. Prior to AllDigital, Mr. Walpuck served as the President and CEO of Disaboom, Inc., where he worked from 2007 to 2010. Disaboom is an online business and social network dedicated to people with disabilities. Prior to Disaboom, he served as the Senior Vice President and Chief Financial Officer of Nine Systems Corporation, a digital media services company acquired by Akamai (NYSE: AKAM) in 2007. Mr. Walpuck has an MBA from the University of Chicago. He is a CMA, CPA and holds other professional certifications.

Brad Wilhite is a co-founder and Managing Partner of Ascendiant Capital Markets LLC, a full-service investment bank and securities trading firm, and Ascendiant Capital Partners LLC, an institutional investor in publicly-traded, emerging growth companies.  He is also a co-founder and Managing Partner of Ascendiant Securities LLC, a broker-dealer focused on private placement and advisory services. Since establishing Ascendiant in 2001, Mr. Wilhite has provided capital and strategic guidance to hundreds of small-cap and micro-cap companies in the U.S. and selected foreign markets, and he has developed relationships with a large number of institutional and accredited investors. Mr. Wilhite has over twenty years of experience providing financing and advice to early stage, emerging growth, and lower middle market companies. Mr. Wilhite earned a Master’s degree in Business Administration, and a Bachelor’s degree, in Business Administration from Texas Christian University (TCU) in Fort Worth, Texas. He maintains FINRA Series 7, 24, 63, and 79 securities registrations.

Compensation Arrangements. Each of Messrs. Summers, Napoleon Smith and Walpuck are “at will” employees of AllDigital. Effective August 1, 2011, their annual salaries are $120,000 for Mr. Summers, $120,000 for Mr. Napoleon, $200,000 for Mr. Smith and $120,000 for Mr. Walpuck. AllDigital expects to sign written employment agreements with each of the executive officers in the near future.

In addition, each of the officers and directors is eligible to receive awards under the Company’s Stock Incentive Plan described in Item 1.01 above.

The information set forth in Item 5.01 is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

2.1              Agreement and Plan of Merger, dated July 29, 2011, among AllDigital, Inc., AllDigital Acquisition Corp. and the Company

4.1              Form of 2011A Warrant

4.2              2011 Stock Incentive Plan (as adjusted for Merger)

4.3              Form of Stock Option Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aftermarket Enterprises, Inc.
Dated: August 4, 2011	By	/s/ John Walpuck
John Walpuck, Chief Financial Officer